As Filed With the Securities and Exchange Commission on July 31, 2003

1933 Act File No. 33-86832

1940 Act File No. 811-08886

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 11 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 14 ☒

SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 410-895-5000

Bruce A. Rosenblum

One South Street

Baltimore, MD 21202

(Name and Address of Agent for Service)

Copy to:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on August 1, 2003 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a) of Rule 485.

Classes A, B and C

Prospectus

August 1, 2003

Scudder Flag Investors Value Builder Fund

Scudder Flag Investors Equity Partners Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove of these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder Flag Investors Value Builder Fund

10	Scudder Flag Investors Equity Partners Fund

15	Other Policies and Secondary Risk

16	Who Manages and Oversees the Funds

18	Financial Highlights

How to Invest in the Funds

25	Choosing a Share Class

31	How to Buy Shares

32	How to Exchange or Sell Shares

33	Policies You Should Know About

39	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	FLVBX	FLBBX	FLBCX
fund number	415	615	715

Scudder Flag Investors Value Builder Fund

The Fund’s Main Investment Strategy

The fund seeks to maximize total return through a combination of long-term growth of capital and current income.

The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. Under normal market conditions, between 40% and 75% of the fund’s assets will be invested in common stocks and at least 25% of the fund’s assets will be invested in bonds. In selecting investments for the fund, the fund’s investment advisor and subadvisor (the ‘Advisors’) determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

Investment Process

The Advisors follow an investment philosophy referred to as ‘flexible value’. They try to find common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock’s potential, they also consider other factors such as earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. The Advisors’ strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

4    |    Scudder Flag Investors Value Builder Fund

The fund’s emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the Advisors’ confidence has waned and adding investments in which their conviction is high. The Advisors try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors’ experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

In managing the fund’s bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the fund’s portfolio will be between two and ten years.

In general, the corporate bonds held by the fund will be investment grade bonds, which are rated within the top four rating categories by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. (or, if unrated, considered by the Advisors to be of comparable quality). However, the fund also may invest, to a limited extent, in non-investment grade bonds.

Scudder Flag Investors Value Builder Fund    |    5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the ‘flexible value’ strategy used in managing the fund’s equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the Advisors may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. If the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value or underperform the market generally.

Credit Risk. Credit risk is the risk that an issuer or counterparty may decline in creditworthiness, which would cause the value of the issuer’s security held by the fund to decline in value. This risk also includes the risk that the issuer of a bond may be unable to make principal or interest payments when due which could also cause the value of the issuer’s securities held by the fund to decline. This risk is higher for non-investment grade bonds.

Interest Rate Risk. Interest rate risk is the risk that securities held by the fund will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline).

6    |    Scudder Flag Investors Value Builder Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and two other relevant benchmarks (which, unlike the fund, do not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Flag Investors Value Builder Fund

Annual Total Returns (%) as of 12/31 each year Class A

For the period January 1, 2003 through June 30, 2003, the year-to-date return for Class A shares was 14.89%.

For the periods included in the bar chart:

Best Quarter: 17.91%, Q4 1998	Worst Quarter: -15.08%, Q3 2001

Scudder Flag Investors Value Builder Fund    |    7

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years	Since Inception*

Class A

Return before Taxes	-23.59	1.15	9.11	N/A

Return after Taxes on Distributions	-24.22	-0.29	7.62	N/A

Return after Taxes on Distributions and Sale of Fund Shares	-14.47	0.54	7.07	N/A

Index 1 (reflects no deductions for fees, expenses or taxes)	-22.10	-0.59	9.34	N/A

Index 2 (reflects no deductions for fees, expenses or taxes)	-11.45	2.87	9.10	N/A

Index 3 (reflects no deductions for fees, expenses or taxes)	-10.69	2.10	7.53	N/A

Class B

Return before Taxes	-21.85	1.43	N/A	10.03

Index 1 (reflects no deductions for fees, expenses or taxes)**	-22.10	-0.59	N/A	10.30

Index 2 (reflects no deductions for fees, expenses or taxes)**	-11.45	2.87	N/A	10.14

Index 3 (reflects no deductions for fees, expenses or taxes)**	-10.69	2.10	N/A	8.25

Class C

Return before Taxes	-20.27	N/A	N/A	-0.82

Index 1 (reflects no deductions for fees, expenses or taxes)***	-22.10	N/A	N/A	-3.58

Index 2 (reflects no deductions for fees, expenses or taxes)***	-11.45	N/A	N/A	0.89

Index 3 (reflects no deductions for fees, expenses or taxes)***	-10.69	N/A	N/A	0.45

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-Month Treasury Bill Index is representative of the 3-month Treasury market.

Index 3: The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.

*	Inception date for Class B was January 3, 1995 and the inception date for Class C was April 8, 1998.
**	Index comparison begins on December 31, 1994.
***	Index comparison begins on April 30, 1998.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, but not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder Flag Investors Value Builder Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	1.00%

Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	None *	4.00%	1.00%

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fee	0.75%	0.75%	0.75%

Distribution (12b-1) Fee	0.25	0.75	0.75

Other Expenses**	0.11	0.37	0.37

Total Annual Operating Expenses	1.11	1.87	1.87

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**	Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

Based on the costs above, this example helps you compare the expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$682	$908	$1,151	$1,849

Class B shares	590	888	1,211	1,810

Class C shares	388	682	1,101	2,268

Expenses, assuming you kept your shares

Class A shares	$682	$908	$1,151	$1,849

Class B shares	190	588	1,011	1,810

Class C shares	288	682	1,101	2,268

Scudder Flag Investors Value Builder Fund    |    9

	Class A	Class B	Class C

ticker symbol	FLEPX	FEPBX	FEPCX
fund number	409	609	709

Scudder Flag Investors Equity Partners Fund

The Fund’s Main Investment Strategy

The fund seeks to achieve long-term growth of capital and, secondarily, current income.

The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process

The fund’s investment advisor and subadvisor (the ‘Advisors’) follow an investment philosophy referred to as ‘flexible value.’ They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company’s potential, the Advisors also consider other factors such as earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. The Advisors’ strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

10    |    Scudder Flag Investors Equity Partners Fund

The fund’s emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the Advisors’ confidence has waned and adding investments in which their conviction is high. The Advisors try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors’ experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the ‘flexible value’ strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Scudder Flag Investors Equity Partners Fund    |    11

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Flag Investors Equity Partners Fund

Annual Total Returns (%) as of 12/31 each year Class A

For the period December 31, 2002 through June 30, 2003, the year-to-date return for Class A shares was 11.86%.

For the periods included in the bar chart:

Best Quarter: 29.97%, Q4 1998	Worst Quarter: -16.63%, Q3 1998

12    |    Scudder Flag Investors Equity Partners Fund

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	Since Inception*

Class A

Return before Taxes	-22.04	1.50	9.76

Return after Taxes on Distributions	-22.29	0.99	9.22

Return after Taxes on Distributions and Sale of Fund Shares	-13.31	1.23	8.15

Index (reflects no deductions for fees, expenses or taxes)**	-22.10	-0.59	9.63

Class B

Return before Taxes	-20.31	1.76	9.79

Index (reflects no deductions for fees, expenses or taxes)**	-22.10	-0.59	9.63

Class C

Return before Taxes	-18.71	N/A	1.23

Index (reflects no deductions for fees, expenses or taxes)***	-22.10	N/A	-3.90

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Inception date for Class A and B was February 13, 1995 and the inception date for Class C was October 28, 1998.

**	Index comparison begins on February 28, 1995.

***	Index comparison begins on October 31, 1998.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, but not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder Flag Investors Equity Partners Fund    |    13

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	1.00%

Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	None *	4.00%	1.00%

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fee	0.83%	0.83%	0.83%

Distribution (12b-1) Fee	0.25	0.75	0.75

Other Expenses**	0.14	0.40	0.39

Total Annual Operating Expenses	1.22	1.98	1.97

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**	Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

Based on the costs above, this example helps you compare the expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold you shares at the end of each period

Class A shares	$692	$940	$1,207	$1,967

Class B shares	601	921	1,268	1,930

Class C shares	398	712	1,152	2,373

Expenses, assuming you kept your shares

Class A shares	$692	$940	$1,207	$1,967

Class B shares	201	621	1,068	1,930

Class C shares	298	712	1,152	2,373

14    |    Scudder Flag Investors Equity Partners Fund

Other Policies and Secondary Risk

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about.

Other policies

■	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US Government. With respect to Equity Partners Fund, the fund could also shift its assets into repurchase agreements. This could prevent losses, but would mean that a fund would not be pursuing its goals. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risk

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on the funds’ allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tell you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risk    |    15

Who Manages and Oversees the Funds

The investment advisor

Investment Company Capital Corp. (‘ICCC’ or the ‘Advisor’) is each fund’s investment advisor. ICCC’s address is One South Street, Baltimore, MD 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of June 30, 2003, funds managed by ICCC totaled approximately $6.2 billion in net assets.

ICCC is responsible for supervising and managing all of the funds’ operations, including overseeing the activities of the subadvisor.

ICCC receives a management fee from each fund it manages. Below are the actual rates paid by each fund for its most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid

Scudder Flag Investors Value Builder Fund	0.75%

Scudder Flag Investors Equity Partners Fund	0.83%

ICCC compensates the subadvisor out of its advisory fee.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

16    |    Who Manages and Oversees the Funds

The subadvisor

The subadvisor for each fund is Alex. Brown Investment Management (‘ABIM’). ABIM’s address is One South Street, Baltimore, MD 21202.

ABIM is a registered investment advisor with approximately $7.1 billion under management as of June 30, 2003. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ABIM is responsible for decisions to buy and sell securities for the funds, for broker-dealer selection and for negotiation of commission rates.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Flag Investors Value Builder Fund
Scudder Flag Investors Equity Partners Fund	Scudder Flag Investors Equity Partners Fund

Hobart C. Buppert II

■Vice President of Alex. Brown Investment Management and Manager of the funds.

■Managed the Scudder Flag Investors Value Builder Fund since inception and comanaged the Scudder Flag Investors Equity Partners Fund since June 28, 2002.

■Joined ABIM as a Vice President in 1980.

■30 years of investment industry experience.

■Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

■BA and MBA from Loyola College.

■Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

■Vice President of Alex. Brown Investment Management and
Manager of the fund.

■Managed the fund since inception.

■Joined ABIM as a Vice President in 1983.

■30 years of investment industry experience.

■Prior experience as portfolio manager at T. Rowe Price Associates.

■BA from Williams College and MBA from the University of Virginia.

■Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Messrs. Buppert II and Owen have shared primary responsibility for managing the Scudder Flag Investors Equity Partners Fund’s assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

Who Manages and Oversees the Funds    |    17

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost) assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund’s financial statements, are included in each fund’s annual report (see ‘Shareholder reports’ on the last page).

Scudder Flag Investors Value Builder Fund — Class A

Years Ended March 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$21.87	$21.78	$23.27	$24.15	$22.09

Income (loss) from investment operations:

Net investment income (loss)	.44[a]	.41	.49	.49	.56

Net realized and unrealized gain (loss) on investment transactions	(5.06)	.10	.50	(.20)	2.40

Total from investment operations	(4.62)	.51	.99	.29	2.96

Less distributions from:

Net investment income	(.50)	(.36)	(.73)	(.73)	(.57)

Net realized gains on investment transactions	—	(.06)	(1.75)	(.44)	(.33)

Total distributions	(.50)	(.42)	(2.48)	(1.17)	(.90)

Net asset value, end of period	$16.75	$21.87	$21.78	$23.27	$24.15

Total investment return (%)[b]	(21.27)	2.37	4.36	1.11	13.91

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	338	553	550	623	650

Ratio of expenses (%)	1.11	1.09	1.11	1.09	1.12

Ratio of net investment income (loss) (%)	2.38	1.86	2.13	2.06	2.64

Portfolio turnover rate (%)	12	12	8	26	10

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

18    |    Financial Highlights

Scudder Flag Investors Value Builder Fund — Class B

Years Ended March 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$21.80	$21.71	$23.22	$24.11	$22.08

Income (loss) from investment operations:

Net investment income (loss)	.29 [a]	.25	.31	.31	.41

Net realized and unrealized gain (loss) on investment transactions	(5.03)	.10	.50	(.20)	2.38

Total from investment operations	(4.74)	.35	.81	.11	2.79

Less distributions from:

Net investment income	(.31)	(.20)	(.57)	(.56)	(.43)

Net realized gains on investment transactions	—	(.06)	(1.75)	(.44)	(.33)

Total distributions	(.31)	(.26)	(2.32)	(1.00)	(.76)

Net asset value, end of period	$16.75	$21.80	$21.71	$23.22	$24.11

Total Return (%)[b]	(21.84)	1.63	3.54	.36	13.10

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	60	116	110	121	111

Ratio of expenses (%)	1.87	1.84	1.86	1.84	1.87

Ratio of net investment income (loss) (%)	1.62	1.11	1.38	1.30	1.90

Portfolio turnover rate (%)	12	12	8	26	10

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

Financial Highlights    |    19

Scudder Flag Investors Value Builder Fund — Class C

Years Ended March 31,	2003	2002	2001	2000	1999[a]

Selected Per Share Data

Net asset value, beginning of period	$21.82	$21.73	$23.22	$24.12	$22.31

Income (loss) from investment operations:

Net investment income (loss)	.30[b]	.26	.32	.31	.39

Net realized and unrealized gain (loss) on investment transactions	(5.05)	.09	.51	(.21)	2.10

Total from investment operations	(4.75)	.35	.83	.10	2.49

Less distributions from:

Net investment income	(.31)	(.20)	(.57)	(.56)	(.35)

Net realized gains on investment transactions	—	(.06)	(1.75)	(.44)	(.33)

Total distributions	(.31)	(.26)	(2.32)	(1.00)	(.68)

Net asset value, end of period	$16.76	$21.82	$21.73	$23.22	$24.12

Total Return (%)[c]	(21.87)	1.63	3.63	.31	11.50

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	23	40	32	34	17

Ratio of expenses (%)	1.87	1.84	1.86	1.85	1.91 *

Ratio of net investment income (loss) (%)	1.62	1.11	1.38	1.34	2.05 *

Portfolio turnover rate (%)	12	12	8	26	10

[a]	For the period April 8, 1998 (commencement of sales of Class C shares) to March 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

*	Annualized.

20    |    Financial Highlights

Scudder Flag Investors Equity Partners Fund — Class A

Years Ended May 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$22.67	$24.56	$21.22	$25.68	$21.29

Income (loss) from investment operations:

Net investment income (loss)	.01[a]	(.01)[a]	.06	.10	(.01)

Net realized and unrealized gain (loss) on investment transactions	(1.80)	(1.69)	4.12	(3.54)	4.70

Total from investment operations	(1.79)	(1.70)	4.18	(3.44)	4.69

Less distributions from:

Net investment income	—	(.05)	(.07)	(.03)	(.03)

Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)

Total distributions	(.30)	(.19)	(.84)	(1.02)	(.30)

Net asset value, end of period	$20.58	$22.67	$24.56	$21.22	$25.68

Total Return (%)[b]	(7.75)	(6.96)	20.14	(13.63)	22.31

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	130	193	217	215	284

Ratio of expenses (%)	1.22	1.21	1.18	1.18	1.20

Ratio of net investment income (loss) (%)	.08	(.03)	.18	.38	(.02)

Portfolio turnover rate (%)	14	20	20	32	21

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

Financial Highlights    |    21

Scudder Flag Investors Equity Partners Fund — Class B

Years Ended May 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$21.89	$23.85	$20.72	$25.29	$21.10

Income (loss) from investment operations:

Net investment income (loss)	(.12)[a]	(.17)[a]	(.13)	(.09)	(.14)

Net realized and unrealized gain (loss) on investment transactions	(1.75)	(1.65)	4.03	(3.46)	4.60

Total from investment operations	(1.87)	(1.82)	3.90	(3.55)	4.46

Less distributions from:

Net investment income	—	—	—	(.03)	—

Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)

Total distributions	(.30)	(.14)	(.77)	(1.02)	(.27)

Net asset value, end of period	$19.72	$21.89	$23.85	$20.72	$25.29

Total Return (%)[b]	(8.44)	(7.63)	19.22	(14.29)	21.39

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	22	36	46	40	53

Ratio of expenses (%)	1.98	1.96	1.93	1.93	1.95

Ratio of net investment income (loss) (%)	(.68)	(.78)	(.57)	(.37)	(.77)

Portfolio turnover rate (%)	14	20	20	32	21

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

22    |    Financial Highlights

Scudder Flag Investors Equity Partners Fund — Class C

Years Ended May 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$21.89	$23.85	$20.72	$25.27	$19.09

Income (loss) from investment operations:

Net investment income (loss)	(.12)[b]	(.17)[b]	(.13)	(.08)	(.03)

Net realized and unrealized gain (loss) on investment transactions	(1.76)	(1.65)	4.03	(3.45)	6.48

Total from investment operations	(1.88)	(1.82)	3.90	(3.53)	6.45

Less distributions from:

Net investment income	—	—	—	(.03)	—

Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)

Total distributions	(.30)	(.14)	(.77)	(1.02)	(.27)

Net asset value, end of period	$19.71	$21.89	$23.85	$20.72	$25.27

Total Return (%)[b]	(8.48)	(7.63)	19.22	(14.22)	34.06	**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	4	6	7	6	3

Ratio of expenses (%)	1.97	1.96	1.93	1.93	1.85	*

Ratio of net investment income (loss) (%)	(.67)	(.78)	(.57)	(.39)	(.73	)*

Portfolio turnover rate (%)	14	20	20	32	21

a	For the period October 28, 1998 (commencement of sales of Class C shares ) to May 31, 1999.

b	Based on average shares outstanding during the period.

c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

Financial Highlights    |    23

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the funds. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer another class of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare

Class A ■Sales charges of up to 5.75% when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual distribution fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

■Sales charges of 1.00%, charged when you buy your shares

■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the funds’ Advisors may provide compensation to financial representatives for distribution, administrative and promotional services.

Choosing a Share Class    |    25

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales charge as a % of offering price	Sales charge as a % of your net investment

Up to $50,000	5.75%	6.10%

$50,000-$99,999	4.50	4.71

$100,000-$249,999	3.50	3.63

$250,000-$499,999	2.60	2.67

$500,000-$999,999	2.00	2.04

$1 million or more	See below and next page

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (‘letter of intent’)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (‘cumulative discount’)

■	you are investing a total of $50,000 or more in several funds at once (‘combined purchases’)

Class A shares may make sense for long term investors, especially those who are eligible for reduced or eliminated sales charges

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to ‘move’ your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

26    |    Choosing a Share Class

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

■	a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them (‘Large Order NAV Purchase Privilege’). This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial representative or Shareholder Services can answer your questions and help you determine if you’re eligible.

Choosing a Share Class    |    27

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell

First year	4.00%

Second or third year	3.00

Fourth or fifth year	2.00

Sixth year	1.00

Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial representative or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares  may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

28    |    Choosing a Share Class

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of 0.25% of class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of offering price	Front-end Sales Charge as a % of your net investment

1.00%	1.01%

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisors and/or the distributor;

■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisors and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisors and/or the distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C Shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Choosing a Share Class    |    29

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell

First year	1.00%

Second year and later	None

This CDSC is waived under certain circumstances (see ‘Policies You Should Know About’). Your financial representative or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

30    |    Choosing a Share Class

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial representative ■Contact your representative using the method that’s most convenient for you	■Contact your representative using the method that’s most convenient for you

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to ‘Scudder Funds’ and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By phone —	■Call (800) 621-1048 for instructions

With an automatic investment plan —	■To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet —	■Go to www.scudder.com and register ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    31

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 35

Through a financial representative ■Contact your representative by the method that’s most convenient for you	■Contact your representative by the method that’s most convenient for you

By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	—

With an automatic withdrawal plan —	■To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $50)

On the Internet ■Go to www.scudder.com and register ■Follow the instructions for making on-line exchanges	—

32    |    How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial representatives.

If you are investing through a service agent, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials whenever it contradicts the information given here. Please note that a financial representative may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. The funds have another share class, which is described in a separate prospectus and which has different fees, requirements and services.

The funds will not accept new accounts with a non-US address.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and it has determined that it is in ‘good order,’ it will be processed at the next share price calculated.

Because orders placed through service agents must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial representative should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Policies You Should Know About    |    33

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases or sales. We may also reject or limit purchase orders, for these or other reasons.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, money orders, traveler’s

34    |    Policies You Should Know About

checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative or Shareholder Services for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for—whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

Policies You Should Know About    |    35

There are certain cases in which you may be exempt from a CDSC. These include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund’s distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first-year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the ‘reinstatement feature.’ With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

36    |    Policies You Should Know About

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A and Class C shares — net asset value per share or NAV, adjusted to allow for any applicable sales charges (see ‘Choosing a Share Class’)

Class B shares — net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see ‘Choosing a Share Class’).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the funds’ Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

Policies You Should Know About    |    37

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax, as mandated by the IRS, if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder Fund Shares or, in any case, where a fall in share price created the low balance).

■	reject a new account application if you don’t provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the funds from disposing of portfolio securities or pricing shares

■	reject or limit purchases of shares for any reason

38    |    Policies You Should Know About

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Scudder Flag Investors Value Builder Fund intends to pay distributions of substantially all its income quarterly. Scudder Flag Investors Equity Partners Fund intends to pay distributions of substantially all its income semi-annually.

The funds intend to pay distributions from realized capital gains annually in December, and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or

Understanding Distributions and Taxes    |    39

short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates	Generally taxed at ordinary income rates:

Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■“qualified dividend income”	■gains from the sale of securities held by the fund for one year or less ■all other taxable income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from “qualified dividend income” will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

40    |    Understanding Distributions and Taxes

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Understanding Distributions and Taxes    |    41

Notes

Notes

Notes

To Get More Information

Shareholder reports—These include commentary from each fund’s management team about recent market conditions and the effects of each fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)—This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

e-mail info@scudder.com

Tel (800) 621-1148

SEC

---------------------------------------------------------

Public Reference Section

Washington, DC 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:
Scudder Flag Investors
Value Builder Fund, Inc.	811-6600
Class A Shares	81114E102
Class B Shares	81114E201
Class C Shares	81114E300

Scudder Flag Investors
Equity Partners Fund, Inc.	811-8886
Class A Shares	81114K108
Class B Shares	81114K207
Class C Shares	81114K306

Printed on recycled paper.    (08/01/03) SFIVBEP-1

Institutional Class

Prospectus

August 1, 2003

Scudder Flag Investors Value Builder Fund

Scudder Flag Investors Equity Partners Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove of these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder Flag Investors Value Builder Fund

10	Scudder Flag Investors Equity Partners Fund

15	Other Policies and Secondary Risk

16	Who Manages and Oversees the Funds

18	Financial Highlights

How to Invest in the Funds

21	Buying and Selling Institutional Class Shares

26	Policies You Should Know About

31	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Institutional Class

ticker symbol	FLIVX
fund number	535

Scudder Flag Investors Value Builder Fund

The Fund’s Main Investment Strategy

The fund seeks to maximize total return through a combination of long-term growth of capital and current income.

The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. Under normal market conditions, between 40% and 75% of the fund’s assets will be invested in common stocks and at least 25% of the fund’s assets will be invested in bonds. In selecting investments for the fund, the fund’s investment advisor and subadvisor (the ‘Advisors’) determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

Investment Process

The Advisors follow an investment philosophy referred to as ‘flexible value’. They try to find common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock’s potential, they also consider other factors such as earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. The Advisors’ strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

4    |    Scudder Flag Investors Value Builder Fund

The fund’s emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the Advisors’ confidence has waned and adding investments in which their conviction is high. The Advisors try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors’ experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

In managing the fund’s bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the fund’s portfolio will be between two and ten years.

In general, the corporate bonds held by the fund will be investment grade bonds, which are rated within the top four rating categories by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. (or, if unrated, considered by the Advisors to be of comparable quality). However, the fund also may invest, to a limited extent, in non-investment grade bonds.

Scudder Flag Investors Value Builder Fund    |    5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the ‘flexible value’ strategy used in managing the fund’s equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the Advisors may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. If the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value or underperform the market generally.

Credit Risk. Credit risk is the risk that an issuer or counterparty may decline in creditworthiness, which would cause the value of the issuer’s security held by the fund to decline in value. This risk also includes the risk that the issuer of a bond may be unable to make principal or interest payments when due which could also cause the value of the issuer’s securities held by the fund to decline. This risk is higher for non-investment grade bonds.

Interest Rate Risk. Interest rate risk is the risk that securities held by the fund will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline).

6    |    Scudder Flag Investors Value Builder Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund’s Institutional Class performance has varied from year to year, which may give some idea of risk. The table shows how the fund’s Institutional Class performance compares with a broad-based market index and the other relevant benchmarks (which, unlike the fund, does not have any fees, taxes or expenses). The performance of the fund, the index and the benchmarks varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Flag Investors Value Builder Fund

Annual Total Returns (%) as of 12/31 each year Institutional Class

For the period December 31, 2002 through June 30, 2003, the year-to-date return for the Institutional Class was 14.96%.

For the periods included in the bar chart:

Best Quarter: 18.00%, Q4 1998	Worst Quarter: -14.99%, Q3 2001

Scudder Flag Investors Value Builder Fund    |    7

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*

Institutional Class

Return before Taxes	-18.67	2.62	8.64

Return after Taxes on Distributions	-19.41	1.08	7.00

Return after Taxes on Distributions and Sale of Fund Shares	-11.45	1.68	6.60

Index 1 (reflects no deduction for fees, expenses or taxes)**	-22.10	-0.59	7.63

Index 2 (reflects no deduction for fees, expenses or taxes)**	-11.45	2.87	8.15

Index 3 (reflects no deduction for fees, expenses or taxes)**	-10.69	2.10	6.60

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index  2: The Blended Index is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-Month Treasury Bill Index is representative of the 3-month Treasury market.

Index  3: The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.

*	Inception date for the Institutional Class was November 2, 1995.

**	Index comparison begins on October 31, 1995.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, but not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder Flag Investors Value Builder Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.11

Total Annual Operating Expenses	0.86

Based on the costs above, this example helps you compare the expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Institutional Class	$88	$274	$477	$1,061

Scudder Flag Investors Value Builder Fund    |    9

Institution Class

ticker symbol	FLIPX
fund number	509

Scudder Flag Investors Equity Partners Fund

The Fund’s Main Investment Strategy

The fund seeks to achieve long-term growth of capital and, secondarily, current income.

The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process

The fund’s investment advisor and subadvisor (the ‘Advisors’) follow an investment philosophy referred to as ‘flexible value’. They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company’s potential, the Advisors also consider other factors such as earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. The Advisors’ strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

The fund’s emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the Advisors’

10    |    Scudder Flag Investors Equity Partners Fund

confidence has waned and adding investments in which their conviction is high. The Advisors try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors’ experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the ‘flexible value’ strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the fund may underperform the general equity market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Scudder Flag Investors Equity Partners Fund    |    11

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the fund’s Institutional Class performance has varied from year to year, which may give some idea of risk. The table shows how the fund’s Institutional Class performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

Scudder Flag Investors Equity Partners Fund

Annual Total Returns (%) as of 12/31 each year Institutional Class

For the period January 1, 2003 through June 30, 2003, the year-to-date return for the Institutional Class was 11.91%.

For the periods included in the bar chart:

Best Quarter: 30.03%, Q4 1998	Worst Quarter: -16.57%, Q3 1998

12    |    Scudder Flag Investors Equity Partners Fund

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*

Institutional Class

Return before Taxes	-17.03	2.98	8.51

Return after Taxes on Distributions	-17.30	2.42	7.89

Return after Taxes on Distributions and Sale of Fund Shares	-10.22	2.41	7.00

Index (reflects no deduction for fees, expenses or taxes)**	-22.10	-0.59	6.38

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Inception date for the Institutional Class was February 14, 1996.

**	Index comparison begins on February 29, 1996.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, but not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder Flag Investors Equity Partners Fund    |    13

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets

Management Fees	0.83%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.14

Total Annual Operating Expenses	0.97

Based on the costs above, this example helps you compare the expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Institutional Class	$99	$309	$536	$1,190

14    |    Scudder Flag Investors Equity Partners Fund

Other Policies and Secondary Risk

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about.

Other policies

■	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US Government. With respect to Equity Partners Fund, the fund could also shift its assets into repurchase agreements. This could prevent losses, but would mean that a fund would not be pursuing its goals. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risk

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on the funds’ allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risk    |    15

Who Manages and Oversees the Funds

The investment advisor

Investment Company Capital Corp. (‘ICCC’ or the ‘Advisor’) is each fund’s investment advisor. ICCC’s address is One South Street, Baltimore, MD 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of June 30, 2003, funds managed by ICCC totaled approximately $6.2 billion in net assets.

ICCC is responsible for supervising and managing all of the funds’ operations, including overseeing the activities of the subadvisor.

ICCC receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid

Scudder Flag Investors Value Builder Fund	0.75%

Scudder Flag Investors Equity Partners Fund	0.83%

ICCC compensates the subadvisor out of its advisory fee.

ICCC is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

16    |    Who Manages and Oversees the Funds

The subadvisor

The subadvisor for each fund is Alex. Brown Investment Management (‘ABIM’). ABIM’s address is One South Street, Baltimore, MD 21202.

ABIM is a registered investment advisor with approximately $7.1 billion under management as of June 30, 2003. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ABIM is responsible for decisions to buy and sell securities for the funds, for broker-dealer selection and for negotiation of commission rates.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Flag Investors Value Builder Fund

Scudder Flag Investors Equity Partners Fund

Hobart C. Buppert II

■Vice President of Alex. Brown Investment Management and Manager of the funds.

■Managed the Scudder Flag Investors Value Builder Fund since inception and comanaged the Scudder Flag Investors Equity Partners Fund since June 28, 2002.

■Joined ABIM as a Vice President in 1980.

■30 years of investment industry experience.

■Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

■BA and MBA from Loyola College.

■Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Scudder Flag Investors Equity Partners Fund

Lee S. Owen

■Vice President of Alex. Brown Investment Management and Manager of the fund.

■Managed the fund since inception.

■Joined ABIM as a Vice President in 1983.

■30 years of investment industry experience.

■Prior experience as portfolio manager at T. Rowe Price Associates.

■BA from Williams College and MBA from the University of Virginia.

■Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Messrs. Buppert II and Owen have shared primary responsibility for managing Scudder Flag Investors Equity Partners Fund’s assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

Who Manages and Oversees the Funds    |    17

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost) assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund’s financial statements, are included in each fund’s annual report (see ‘Shareholder reports’ on the last page).

Scudder Flag Investors Value Builder Fund — Institutional Class

Years Ended March 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$ 22.08	$ 21.98	$ 23.45	$ 24.36	$ 22.26

Income (loss) from investment operations:

Net investment income (loss)	.48[a]	.48	.54	.55	.63

Net realized and unrealized gain (loss) on investment transactions	(5.10)	.09	.52	(.21)	2.41

Total from investment operations	(4.62)	.57	1.06	.34	3.04

Less distributions from:

Net investment income	(.55)	(.41)	(.78)	(.81)	(.61)

Net realized gains on investment transactions	—	(.06)	(1.75)	(.44)	(.33)

Total distributions	(.55)	(.47)	(2.53)	(1.25)	(.94)

Net asset value, end of period	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36

Total Return (%)	(21.07)	2.63	4.60	1.36	14.20

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	91	155	177	161	145

Ratio of expenses (%)	.86	.84	.86	.84	.87

Ratio of net investment income (loss) (%)	2.63	2.11	2.38	2.32	2.88

Portfolio turnover rate (%)	12	12	8	26	10

[a]	Based on average shares outstanding during the period.

18    |     Financial Highlights

Scudder Flag Investors Equity Partners Fund —  Institutional Class

Years Ended May 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$22.80	$24.70	$21.35	$25.75	$21.32

Income (loss) from investment operations:

Net investment income (loss)	.06[a]	.05[a]	.11	.15	.04

Net realized and unrealized gain (loss) on investment transactions	(1.80)	(1.71)	4.15	(3.53)	4.70

Total from investment operations	(1.74)	(1.66)	4.26	(3.38)	4.74

Less distributions from:

Net investment income	—	(.10)	(.14)	(.03)	(.04)

Net realized gains on investment transactions	(.30)	(.14)	(.77)	(.99)	(.27)

Total distributions	(.30)	(.24)	(.91)	(1.02)	(.31)

Net asset value, end of period	$20.76	$22.80	$24.70	$21.35	$25.75

Total Return (%)	(7.52)	(6.73)	20.44	(13.39)	22.53

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	90	100	116	106	125

Ratio of expenses (%)	.97	.96	.93	.93	.95

Ratio of net investment income (loss) (%)	.33	.22	.43	.65	.23

Portfolio turnover rate (%)	14	20	20	32	21

[a]	Based on average shares outstanding during the period.

Financial Highlights    |    19

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (‘service agent’). Contact them for details on how to enter and pay for your order. Each fund’s Advisor may provide compensation to service agents for distribution, administrative and promotional services. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their sub-distribution or service agreement, such as cash management or special trust or retirement investment reporting.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if a fund withdraws the offering of its shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund’s shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

■	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

■	An employee benefit plan with assets of at least $50 million.

■	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

■	A client of the private banking division of Deutsche Bank AG.

■	A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Buying and Selling Institutional Class Shares    |    21

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

■	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

■	Employee benefit plans with assets of at least $50 million.

■	Clients of the private banking division of Deutsche Bank AG.

■	A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Each fund and their service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent

By Phone:	(800) 730-1313

First Investments By Mail:	Scudder Investments P.O. Box 219356 Kansas City, MO 64121–9356

Additional Investments By Mail:	Scudder Investments P.O. Box 219154 Kansas City, MO 64121-9154

By Overnight Mail:	Scudder Investments 811 Main Street Kansas City, MO 64105–2005

By Fax (for exchanging and selling shares only):	(800) 821-6234

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972–3060.

22    |    Buying and Selling Institutional Class Shares

How to open your fund account

MAIL:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to the funds you have selected to the Service Center. The addresses are shown under ‘How to contact the funds’ Transfer Agent.’

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME AND FUND NUMBER	Scudder Flag Investors Value Builder Fund —Institutional Class — 535, Scudder Flag Investors Equity Partners Fund — Institutional Class — 509

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to the fund you have selected, to the transfer agent. The applicable addresses are shown in this section under ‘How to contact the Transfer Agent.’ Be sure to include the fund number and your account number (see your account statement) on your check. (For fund numbers see ‘How to open your fund account.’) If you are investing in more than one fund, make your check payable to ‘Scudder Funds’ and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

Buying and Selling Institutional Class Shares    |    23

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform the Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Scudder Funds

DDA No:	00-226-296

FBO:	(Account name) (Account number)

Credit:	(fund name and number) (See ‘How to open your fund account’.)

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial representative or Shareholder Services at (800) 730-1313. Inform the Shareholder Services representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The funds and their service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

24    |    Buying and Selling Institutional Class Shares

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or the financial representative or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the transfer agent.

Buying and Selling Institutional Class Shares    |    25

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule you follow the information in those materials whenever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Institutional Class. Each fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

The funds will not accept new accounts with a non-US address.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 730-1313.

Policies about transactions

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in ‘good order,’ it will be processed at the next share price calculated. Because orders placed through service agents must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is

26    |    Policies You Should Know About

the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases or sales. We may also reject or limit purchase orders, for these or other reasons.

Policies You Should Know About    |    27

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet- based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual

28    |    Policies You Should Know About

circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Institutional class shares — net asset value per share or NAV

To calculate NAV, the share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Policies You Should Know About    |    29

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax, as mandated by the IRS, if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	redeem your shares or close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

■	reject a new account application if you don’t provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

■	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

■	reject or limit purchases of shares for any reason

30    |    Policies You Should Know About

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Scudder Flag Investors Value Builder Fund intends to pay distributions of substantially all its income quarterly. Scudder Flag Investors Equity Partners Fund intends to pay distributions of substantially all its income semi-annually.

The funds intend to pay distributions from realized capital gains annually in December, and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or

Understanding Distributions and Taxes    |    31

short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates	Generally taxed at ordinary income rates:

Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■“qualified dividend income”	■gains from the sale of securities held by the fund for one year or less ■all other taxable income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from “qualified dividend income” will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

32    |    Understanding Distributions and Taxes

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Understanding Distributions and Taxes    |    33

Notes

Notes

To Get More Information

Shareholder reports—These include commentary from each fund’s management team about recent market conditions and the effects of each fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)—This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 730-1313

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

e-mail info@scudder.com

Tel (800) 621-1148

SEC

Public Reference Section

Washington, DC 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:

Scudder Flag Investors Institutional Class	811-6600
Value Builder Fund, Inc.	81114E409
Scudder Flag Investors Institutional Class	811-8886
Equity Partners Fund, Inc.	81114K405

Printed on recycled paper.     (08/01/03) SFIVBEP-1-IN

                SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                Class A, Class B, Class C and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2003

This statement of additional information is not a prospectus and should be read in conjunction with the prospectuses for the Fund dated August 1, 2003, as amended from time to time, a copy of which may be obtained without charge by contacting your Securities Dealer or Shareholder Service Agent by writing or calling the Fund, One South Street, Baltimore, Maryland 21202, (800) 621-1048 or
from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders for the year ended May 31, 2003 accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the
Fund's prospectuses.

INVESTMENT RESTRICTIONS                                                     1

GENERAL INFORMATION AND HISTORY                                             2

INVESTMENT POLICIES AND TECHNIQUES                                          3

INVESTMENT PRACTICES                                                        4

FUND TRANSACTIONS AND BROKERAGE COMMISSIONS                                 9

PERFORMANCE INFORMATION                                                    11

PURCHASE AND REDEMPTION OF SHARES                                          18

TAXES                                                                      32

NET ASSET VALUE                                                            36

OFFICERS AND DIRECTORS                                                     38

INVESTMENT ADVISORY AND OTHER SERVICES                                     46

DISTRIBUTION OF FUND SHARES                                                50

CAPITAL STOCK                                                              54

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                        54

FINANCIAL STATEMENTS                                                       56

APPENDIX A                                                                A-1

                             INVESTMENT RESTRICTIONS

         The investment program for Scudder Flag Investors Equity Partners Fund,
Inc. (the "Fund") is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the
Fund's Prospectuses, are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67%
or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented by proxy or (ii) more than 50% of the outstanding Shares of the Fund.

The Fund will not:

1.    Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the US Government and its agencies and instrumentalities are not considered an industry);

2.    With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the US Government, its agencies and instrumentalities;

3.    Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

4.    Invest in real estate or mortgages on real estate;

5.    Purchase or sell commodities or commodities contracts provided that the
      Fund may invest in financial futures and options on such futures;

6.    Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.    Issue senior securities; or

8.    Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in the Registration Statement.

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws).

Unless otherwise noted, the percentage limitations contained in these restrictions apply at the time of purchase.

                                     Page 1

                         GENERAL INFORMATION AND HISTORY

         Scudder Flag Investors Equity Partners Fund, Inc., formerly Flag
Investors Equity Partners Fund (the `Fund') is an open-end diversified management investment company. The Fund currently offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Institutional Class
(collectively, the `Shares'). As used herein, the `Fund' refers to Scudder Flag
Investors Equity Partners Fund, Inc. and specific references to any class of the
Fund's Shares will be made using the name of such class.

         On August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund. On May 7, 2001, Deutsche Asset Management
changed the name of its `Flag Investors' family of mutual funds to `Deutsche
Asset Management.' This change did not affect the name, management, or operations of the Fund, but resulted in modifications to the presentation of the
Fund's prospectuses, periodic reports and other publications on behalf of the
Fund.

         The Fund was incorporated under the laws of the State of Maryland on
November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `Investment Company
Act') and its Shares under the Securities Act of 1933, as amended (the
`Securities Act'), and began operations on February 13, 1995. The Fund has offered the Institutional Class since February 14, 1996 and the Class C Shares since October 28, 1998.

         Important information concerning the Fund is included in the Fund's
Prospectuses, which may be obtained without charge from Scudder Distributors,
Inc., the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Service Agents. Some of the information required to be in this
Statement of Additional Information is also included in the Fund's current
Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its
Shares filed with the Securities and Exchange Commission (the `SEC'). Copies of
the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         Under a license agreement dated January 31, 1995 between the Fund and
Alex. Brown & Sons Incorporated (predecessor to Deutsche Bank Securities Inc., formerly, Deutsche Banc Alex. Brown Inc.) (`Deutsche Bank Securities Inc.'),
Alex. Brown & Sons Incorporated licenses to the Fund the `Flag Investors' name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

                                     Page 2

INVESTMENT POLICIES AND TECHNIQUES

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal circumstances, the Fund will invest as fully as feasible in equity securities and at least 80% of the Fund's assets will be so invested. This policy may be changed by the Board of Directors upon 60 days written notice to shareholders. There can be no assurance that the
Fund's investment objectives will be achieved.

         The Fund is named for the three-way partnership among company management, the Fund's management and the shareholder. Companies owned by the
Fund have management who are committed to the interests of their shareholders and may have a significant ownership position in their companies' stock.
Similarly, the Fund's portfolio managers have a significant personal investment in the Fund's shares. Their vested interests are aligned with yours, so that achieving shareholder value is more than a stated objective. Company management,
Fund management and shareholders are linked like equity partners.

         The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the portfolio managers' confidence has waned and adding investments in which their conviction is high. The portfolio managers try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The portfolio managers' experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.

         The Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ('Moody's') or the Standard & Poor's Division of the McGraw-Hull Companies, Inc. ('S & P') or
are unrated and of similar quality, as determined by the investment advisor and sub-advisor (the 'Advisors') under criteria approved by the Board of Directors.
(A description of the rating categories of S & P and Moody's is set forth in
Appendix A to this Statement of Additional Information.) However, the Fund does not intend to invest in below investment grade securities to a significant degree. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by other agencies of the US Government.

                                     Page 3

                              INVESTMENT PRACTICES

Summary of Investment Practices

         The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions. See the section entitled "Investment Restrictions."

KEY TO TABLE:

|        Permitted without limit

?        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

----------------------------------------------------------------------------
EQUITY SECURITIES
----------------------------------------------------------------------------
Common Stock                                                     |
----------------------------------------------------------------------------
Warrants                                                         ?
----------------------------------------------------------------------------
Preferred Stock                                                  ?
----------------------------------------------------------------------------
Convertible Securities                                           ?
----------------------------------------------------------------------------
Initial Public Offerings                                         ?
----------------------------------------------------------------------------
FIXED INCOME SECURITES & MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------
Short-Term Instruments                                           ?
----------------------------------------------------------------------------
Obligations of Banks and Other Financial                         ?
Institutions
----------------------------------------------------------------------------
Certificates of Deposit and Banker's Acceptance                  ?
----------------------------------------------------------------------------
Commercial Paper                                                 ?
----------------------------------------------------------------------------
US Government Securities                                         ?
----------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds               ?
----------------------------------------------------------------------------
Lower-Rated Debt Securities                                     10%
----------------------------------------------------------------------------
Corporate Bonds                                                  ?
----------------------------------------------------------------------------
Non-Convertible Corporate Debt Securities                       10%
----------------------------------------------------------------------------

                                     Page 4

----------------------------------------------------------------------------
Bank Loans (liquid)
----------------------------------------------------------------------------
Other Debt Obligations                                           ?
----------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
----------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                10%
----------------------------------------------------------------------------
Ginnie Mae Certificates                                         10%
----------------------------------------------------------------------------
Fannie Mae Certificates                                         10%
----------------------------------------------------------------------------
Freddie Mac Certificates                                        10%
----------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and                10%
REMICs)
----------------------------------------------------------------------------
Privately Issued Mortgage-Backed Securities                     10%
----------------------------------------------------------------------------
Asset-Backed Securities                                         10%
----------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
----------------------------------------------------------------------------
Foreign Securities & Depository Receipts (ADRs,                 10%
EDRs, GDRs and IDRs)
----------------------------------------------------------------------------
Foreign Corporate Debt Securities                               10%
----------------------------------------------------------------------------
Foreign Government Debt Securities                              10%
----------------------------------------------------------------------------
CURRENCY MANAGEMENT
----------------------------------------------------------------------------
Currency Exchange Transactions                                   X
----------------------------------------------------------------------------
Currency Hedging Transactions                                    X
----------------------------------------------------------------------------
Forward Currency Exchange Contracts                              X
----------------------------------------------------------------------------
Options on Foreign Currencies                                    X
----------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------
Illiquid Securities                                             10%
----------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities
----------------------------------------------------------------------------
Repurchase Agreements                                            |
----------------------------------------------------------------------------
Mortgage Dollar Rolls
----------------------------------------------------------------------------
Lending of Portfolio Securities                                  |
----------------------------------------------------------------------------
Borrowing (including reverse repurchase agreements)      10% (only for
                                                        extraordinary or
                                                       emergency purposes)
----------------------------------------------------------------------------
Short Sales                                                      X
----------------------------------------------------------------------------
Other Investment Companies                                       ?
----------------------------------------------------------------------------
Temporary Defensive Investments                                  |
----------------------------------------------------------------------------
Purchase Securities on Margin                                    X
----------------------------------------------------------------------------
Purchase of Rule 144A Securities                                 ?
----------------------------------------------------------------------------

Equity Securities

         Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks.
Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders

                                     Page 5

the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.

         In general, the market value of a convertible security is at least the higher of its 'investment value' (i.e., its value as a fixed-income security) or its 'conversion value' (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines.
Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Below Investment Grade Securities

         The Fund may purchase non-convertible debt securities that carry ratings lower than those assigned to investment grade bonds by S & P or Moody's, or that are unrated by S & P or Moody's if such bonds, in the Advisors'
judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as 'junk bonds.' These securities may trade at substantial discounts from their face values. Appendix A to this Statement of
Additional Information sets forth a description of the S & P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S & P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S & P or
A by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies.
Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default or in arrears in interest and principal payments.

         Ratings of S & P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance.
However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S & P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing reviews of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded.
Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors.
The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.
Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

                                     Page 6

         Investing in higher yielding, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for high-yield bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield bond market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.
Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time,
Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a)
possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the
Investment Company Act or the rules and regulations or interpretations of the
SEC thereunder, which currently require that (a) the borrower pledge and maintain with the

                                     Page 7

Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower `marks to market' on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.

         The Fund pays negotiated fees in connection with the loaned securities, pursuant to a contract approved by the Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Cash collateral may be invested in a money market fund managed by
Deutsche Bank AG (or its affiliates). Independent third-parties will serve as the Fund's lending agents and share in revenue received from securities lending transactions as compensation for this service.

Foreign Investment Risk Considerations

         From time to time, the Advisors may invest the Fund's assets in
American Depositary Receipts and other securities, that are traded in the United
States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies that are not so traded, and in debt and equity securities issued by foreign corporate and government issuers that are not traded in the United States (though they do not intend to do so to a significant degree) when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in US dollars so changes in the relative values of the US dollar and other currencies will affect the value of foreign investments.
In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on
United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United
States. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity.
Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock
Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or

                                     Page 8

exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Rule 144A Securities

         The Fund may invest up to 10% of its net assets in illiquid securities.
Not included in this restriction are Rule 144A Securities which are restricted securities in that they have not been registered under the Securities Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has
established guidelines and procedures to be utilized to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Initial Public Offerings (IPOs)

         The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons.
Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions.

Portfolio Turnover

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to years, as well as within a year, depending on market conditions. For the fiscal years ended May 31, 2003 and May 31, 2002, the Fund's portfolio turnover rate was 14%
and 20% respectively.

                   FUND TRANSACTIONS AND BROKERAGE COMMISSIONS

         Alex. Brown Investment Management, the Fund's subadvisor (`ABIM' or the
`Subadvisor') is responsible for decisions to buy and sell securities for the
Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of Investment Company Capital Corporation, the Fund's
investment advisor. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services.
Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and the Distributor.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion,

                                     Page 9

certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that this limitation will not affect its ability to carry out its investment objectives.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to
ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to
ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis.
Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. Generally, the Subadvisor will not pay commissions or other remuneration on the over-the-counter transactions, but there may be instances where it is appropriate to do so. With the introduction of decimal pricing, bid and ask spreads have narrowed, and market makers who also sell research services may include commissions as compensation for research services, as they customarily do for listed trades. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers
(other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.
The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the
Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment
Company Act, which requires that the commissions paid to affiliates of the
Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         When selecting a broker-dealer to effect portfolio transactions on behalf of the Fund, the Advisors may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisors have informed the Board of each Scudder-branded, open-end investment company of these

                                    Page 10

practices and have undertaken to provide to the Boards regular reports about the selection of broker-dealers to effect portfolio transactions. The Advisors believe that these reports are important because they recognize that they or their affiliates may derive some benefit from these practices. The Advisors and their affiliates expect that the Fund will benefit by the direction of orders of the Fund to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the
Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Brokerage

     Aggregate Brokerage Commission Paid for the fiscal years ended May 31,

          2003                 2002                    2001
---------------------- ---------------------- -----------------------
        $139,831             $263,753                $466,077

     Affiliated Brokerage Commissions for the fiscal year ended May 31, 2003

 Dollar Amount of Commissions paid to    Percentage of Commissions Paid      Percentage of Transactions Involving
          Affiliated Brokers                  to Affiliated Brokers         Commissions Paid to Affiliated Brokers
---------------------------------------- -------------------------------- --------------------------------------------
                $4,750                                3.40%                                  2.78%

         During the fiscal years ended May 31, 2003, May 31, 2002 and May 31,
2001, ABIM directed no transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

         The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the Investment Company Act) or their parents, which the Fund has acquired during its most recent fiscal year. As of
May 31, 2003, the Fund held 351,372 shares of common stock of Citigroup, Inc.
valued at $14,413,279.

                             PERFORMANCE INFORMATION

         The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on

                                    Page 11

distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

         The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV
Where:
P  =     hypothetical initial payment of $1,000;
T  =     average annual total return;
n  =     period covered by the computation, expressed in years;
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Returns (After Taxes on Distributions)

         The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV/D/
Where:
P =      hypothetical initial payment of $1,000;
T =      average annual total return (after taxes on distributions);
n =      period covered by the computation, expressed in years;
ATV/D/=  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share

                                    Page 12

existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.
The ending value (variable `ATV/D/' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

         The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, `qualified dividend income'
short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

         The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date.
The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for `qualified dividend income,' ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Returns (After Taxes on Distributions and Redemption)

         The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV/DR/
Where:
P  =     hypothetical initial payment of $1,000;
T  =     average annual total return (after taxes on distributions and redemption);
n  =     period covered by the computation, expressed in years;
ATV/DR/= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

         The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load
(or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all

                                    Page 13

shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

         The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'.

         The ending value (variable `ATVDR' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges ,the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

         The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

         The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

   Aggregate Total Return =           [(ERV)        -1]
                                      -------------
                                          P

Where:

P  =     hypothetical initial payment of $1,000;
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

                                    Page 14

         The calculation for aggregate total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

         The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of
$10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the
$1,000 payment is reduced by sales charges before being invested in Shares. The
Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

As of May 31, 2003

                                                     1 Year          5 Years    Since Inception/1/
----------------------------------------- ------------------ ---------------- -------------------
Average Annual Total Returns (Before
Taxes)
----------------------------------------- ------------------ ---------------- -------------------
Class A Shares                                      -13.05%            0.53%              10.45%
----------------------------------------- ------------------ ---------------- -------------------
Class B Shares                                      -11.14%            0.78%              10.43%
----------------------------------------- ------------------ ---------------- -------------------
Class C Shares                                       -9.40%              N/A               3.04%
----------------------------------------- ------------------ ---------------- -------------------
Institutional Class                                  -7.52%            1.98%               9.36%
----------------------------------------- ------------------ ---------------- -------------------
Average Annual Total Returns (After
Taxes on Distributions)
----------------------------------------- ------------------ ---------------- -------------------
Class A Shares                                      -13.33%            0.02%               9.93%
----------------------------------------- ------------------ ---------------- -------------------
Class B Shares                                      -11.44%            0.31%               9.95%
----------------------------------------- ------------------ ---------------- -------------------
Class C Shares                                      -10.60%              N/A               2.32%
----------------------------------------- ------------------ ---------------- -------------------
Institutional Class                                  -7.82%            1.42%               8.78%
----------------------------------------- ------------------ ---------------- -------------------

                                   Page 15

                                                     1 Year          5 Years    Since Inception/1/
----------------------------------------- ------------------ ---------------- -------------------
----------------------------------------- ------------------ ---------------- -------------------
Average Annual Total Returns (After
Taxes on Distributions and Redemption)
----------------------------------------- ------------------ ---------------- -------------------
Class A Shares                                       -8.31%            0.31%               9.05%
----------------------------------------- ------------------ ---------------- -------------------
Class B Shares                                       -7.05%            0.56%               9.12%
----------------------------------------- ------------------ ---------------- -------------------
Class C Shares                                       -5.92%              N/A               2.48%
----------------------------------------- ------------------ ---------------- -------------------
Institutional Class                                  -4.71%            1.52%               8.00%
----------------------------------------- ------------------ ---------------- -------------------
Aggregate Total Returns (Before Taxes)
----------------------------------------- ------------------ ---------------- -------------------
Class A Shares                                       -7.75%            2.66%             127.98%
----------------------------------------- ------------------ ---------------- -------------------
Class B Shares                                       -8.44%            3.96%             127.61%
----------------------------------------- ------------------ ---------------- -------------------
Class C Shares                                       -8.48%              N/A              14.73%
----------------------------------------- ------------------ ---------------- -------------------
Institutional Class                                  -7.52%           10.28%              91.95%
----------------------------------------- ------------------ ---------------- -------------------
Average Annual Total Return at Net
Asset Value
----------------------------------------- ------------------ ---------------- -------------------
Class A Shares                                       -7.75%            1.72%              11.24%
----------------------------------------- ------------------ ---------------- -------------------
Class B Shares                                       -8.44%            0.96%              10.43%
----------------------------------------- ------------------ ---------------- -------------------
Class C Shares                                       -8.48%              N/A               3.27%
----------------------------------------- ------------------ ---------------- -------------------
Institutional Class                                  -7.52%            1.98%               9.36%
----------------------------------------- ------------------ ---------------- -------------------

/1/ Inception Dates:  Class A Shares - February 13, 1995.
                      Class B Shares - February 13, 1995.
                      Class C Shares - October 28, 1998.
                      Institutional Class - February 14, 1996.

Comparison of Fund Performance

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of the Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

         Performance quotations of the Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held by the Fund, but

                                    Page 16

also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         The Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The
Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones
Investment Advisor, Dow Jones Asset Management, Business Week, Changing Times,
Financial World, Forbes, Fortune and Money. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper, Inc. Mutual Fund Performance Analysis,
Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment
Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the US
Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson
Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its
component indices (the Aggregate Bond Index measures the performance of
Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the
Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit
Suisse First Boston, Morgan Stanley Dean Witter, Citigroup Global Markets,
Merrill Lynch or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

Economic and Market Information

         Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund's portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute ("ICI").

                                    Page 17

                        PURCHASE AND REDEMPTION OF SHARES

General Information

         Shares of the Fund are distributed by Scudder Distributors, Inc. (`SDI'
or the `Distributor'). The Fund offers four classes of shares, Classes A, B, C and Institutional shares. General information on how to buy shares of the Fund is set forth in `How to Invest in the Funds' in the Fund's Prospectuses. The
following supplements that information.

         Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. Investors may invest in Class A, B and C Shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class
A, B and C Shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

         Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

         A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

         Orders will be confirmed at a price based on the net asset value of the
Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from

                                    Page 18

the Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the
Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and
QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

|X|  Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

|X|  403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

|X|  Prototype money purchase pension and profit-sharing plans may be adopted by employers.

         Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

         The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of

                                    Page 19

such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

         The Fund reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

         The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisors and their affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

         SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company (`SISC'), (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

         In addition to the discounts or commissions described herein and the prospectuses, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the
Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

         SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1/(1)/                      Compensation Schedule #2/(2)/        Compensation Schedule #3/(2)(3)/
                                       As a                                 As a                                As a
Amount of                          Percentage of       Amount of      Percentage of       Amount of       Percentage of
Shares Sold                       Net Asset Value     Shares Sold    Net Asset Value     Shares Sold     Net Asset Value
-----------                       ---------------     -----------    ---------------     -----------     ---------------
$1 million to $5 million               1.00%       Under $15 million        0.75%       Over $15 million    0.25% - 0.50%

Over $5 million to $50 million         0.50%              --                 --                --                --

Over $50 million                       0.25%              --                 --                --                --

                                     Page 20

(1)    The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount recordkeeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative
       Discount" features referred to above.

(2)    Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount recordkeeping system. The
       Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to
       "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation
       Schedule #3.

(3)    Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

         The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

         SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for itsservices as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or such individuals, spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code of 1986, as amended (`Code'); or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered

                                    Page 21

investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of
Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------
Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                 .00**                  .00**                 ***

*   Rounded to the nearest one-hundredth percent.
**  Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or Scudder Mutual
     Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(b)  registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c)  certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
     of the amount of Class A shares purchased;

(d)  any trust, pension, profit-sharing or other benefit plan for only such persons;

(e)  persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)  persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

                                    Page 22

(g)  selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)  unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
     Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)  through certain investment advisors registered under the Investment
     Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the
     Fund;

(j)  a participant-directed qualified retirement plan described in Code Section
     401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) that is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k)  in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l)  pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

         Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey
Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C
5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class."
Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1)
Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of
Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The

                                    Page 23

privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

         For purposes of the Combined Purchases, Letter of Intent and Cumulative
Discount features described below, employer sponsored employee benefit plans using the subaccount recordkeeping system made available through the Shareholder
Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of
Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by
SDI. The Letter, which imposes no obligation to purchase or sell additional
Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the
Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Purchase of Class C Shares. Class C shares are offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the applicable prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

                                    Page 24

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o    Additional purchases of Class C shares made in an existing account and in the same fund(s) by current Class C shareowners as of January 31, 2003;

o    Exchanges as of Class C shares made in an existing account by current
     Class C shareowners as of January 31, 2003;

o    Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o    Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o    Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

         Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled `How to Invest in the Funds' in the Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

         Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISvC should submit purchase and redemption orders as described in the applicable prospectus. Additionally, the
Fund has authorized brokers to accept purchase and redemption orders for
Institutional Class shares of the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.
Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

         Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISvC.

         To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, call Shareholder

                                    Page 25

Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of the
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class
C shares for $500,000 or more will be declined with the exception of orders received from employer-sponsored employee benefit plans using the subaccount record keeping system available through the Shareholder Service Agent ("Flex
Plan"). Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7)
sponsored by a K-12 school district) using the subaccount record keeping system made available through the Flex Plans prior to October 1, 2002 will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of
Intent" and "Cumulative Discount."

         Flex Plans set up on the Flex recordkeeping system after October 1,
2002 will automatically purchase Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October
1, 2002 with eligible assets of less than $5 million may continue to purchase
Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A shares.

Redemptions

         The Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York
Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                                    Page 26

         A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI; firms must promptly submit orders to be effective at the next determined net asset value.

         Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

         If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares or Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is
$50. The maximum annual rate at which shares subject to CDSC may be redeemed is
12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

         The purchase of Class A shares or Class C shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be

                                    Page 27

paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

         The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year's charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a
CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)  redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) that is not sponsored by a K-12 school district;

(b)  redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder
     Service Agent;

(c)  redemption of shares of a shareholder (including a registered joint owner)
     who has died;

(d)  redemption of shares of a shareholder (including a registered joint owner)
     who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security
     Administration);

(e)  redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12%
     per year of the net asset value of the account; and

(f)  redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

                                    Page 28

(g)  for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)  for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i)  in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal
     Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)  redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)  redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

         Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

         Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of
Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund,
Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal
Cash Fund and Investors Cash Trust are available on exchange only for like share

                                    Page 29

classes (i.e., Class A shares exchanged for Class A shares of another fund), and only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a
Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free
Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money
Fund Investment, Money Market Fund Investment, Cash Management Fund
Institutional, Cash Reserves Fund Institutional and Treasury Money Fund
Institutional.

         Shares of a Scudder Fund with a value in excess of $1,000,000 (except
Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a
Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the
15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

         Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder
Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses.
The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses.
However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

         The Fund intends to pay distributions of substantially all of its income semi-annually.

                                    Page 30

         Any dividends or capital gains distributions declared in October,
November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

         Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

         The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and
Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

         Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the
Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

         Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder
Funds as provided in the prospectuses. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

         If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

         If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                                    Page 31

         The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

         The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code")
and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income
(including but not limited to gains from options, futures, or forward contracts)
derived with respect to its business of investing in such stock, securities, or currencies. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the
Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

         If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates
(without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case

                                    Page 32

of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

         Dividends or other income (including, in some cases, capital gains)
received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

         In addition, Fund investments in certain foreign entities (for example, passive foreign investment companies) will subject the Fund to special federal tax rules that may, among other things, cause the Fund to recognize income prior to the corresponding receipt of cash. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

         For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. For taxable years beginning on or before
December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

         Taxes on distributions of capital gains are determined by how long the
Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. "Net capital gains" for this purpose are the Fund's (x)
net long-term capital gains for the taxable year less (y) the sum of the Fund's
(i) net short-term capital losses for the taxable year and (ii) available capital loss carryforwards. Distributions of net short-term capital gains, which are gains attributable to the sales of investments that the Fund owned for one year or less, will be taxable as ordinary income. If the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to tax at regular corporate rates on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c)
will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax

                                    Page 33

on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

         Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

         Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a
61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

         Long-term capital gain rates applicable to individuals have been reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% ordinary income rate brackets -- for taxable years beginning on or before December 31, 2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

         In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than
61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend
(or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the
United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United
States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. Also, dividends received by the
Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate

                                    Page 34

investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

         In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the
Fund's shares. Only qualified dividend income received by the Fund after
December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income.

         Dividends from domestic corporations may comprise a substantial part of a fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

         The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

         Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a fund with their taxpayer identification numbers and certifications as to their tax status.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.
Any shareholder who is not a US Person (as such term is defined in the Code)
should consider the US and foreign tax consequences of ownership of shares of a fund, including the possibility that such a shareholder may be subject to a flat
US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

                                    Page 35

         Capital gains distributions may be reduced if fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

         All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                                 NET ASSET VALUE

         The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent
Monday when one of these holidays falls on a Saturday or Sunday, respectively.
Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

                                    Page 36

         An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the
Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc.
("Nasdaq") system or another over-the-counter ("OTC") market is valued at its
Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the
Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

         Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques
(formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local
Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned

                                    Page 37

by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Valuation Committee.

                             OFFICERS AND DIRECTORS

Officers and Directors

         The overall business and affairs of the Fund are supervised by its
Board of Directors. The Board approves all significant agreements between the
Fund and persons or companies furnishing services to the Fund, including the
Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Director and Officer of the Fund as of June 30, 2003. The first section of the table lists information for each
Director who is not an "interested person" of the Fund (as defined in the
Investment Company Act)(a "Non-Interested Director). Information for each
Interested Director (the "Interested Director") follows. Interested Directors are considered to be interested persons as defined by the Investment Company Act because of their employment with either the Fund's Advisor and/or underwriter.
The mailing address for the Directors and Officers with respect to the Fund's operations is One South Street, Baltimore, Maryland 21202.

Non-Interested Directors

Name, Date of Birth,                                                                        Number of Funds in
Position with the Fund and    Business Experience and Directorships                         the Fund Complex
Length of Time Served/1/      During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Richard R. Burt               Chairman, Diligence LLC (international                                68
2/3/47                        information-collection and risk-management firm) (September
Director since 1999.          2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel
                              Corporation2 (April 1996 to present); Member of
                              the Board, Hollinger International, Inc.2
                              (publishing) (1995 to present), HCL Technologies
                              Limited (information technology) (April 1999 to
                              present), UBS Mutual Funds (formerly known as
                              Brinson and Mitchell Hutchins families of funds)
                              (registered investment companies) (September 1995
                              to present); and Member, Textron Inc.2
                              International Advisory Council (July 1996 to
                              present). Formerly, Partner, McKinsey & Company
                              (consulting) (1991-1994) and US Chief Negotiator
                              in Strategic Arms Reduction Talks (START) with
                              former Soviet Union and US Ambassador to the
                              Federal Republic of Germany (1985-1991); Member of
                              the Board, Homestake Mining2 (mining and
                              exploration) (1998-February 2001), Archer Daniels
                              Midland Company2 (agribusiness operations)
                              (October 1996-June 2001) and Anchor Gaming (gaming
                              software and equipment) (March 1999-December
                              2001).
----------------------------------------------------------------------------------------------------------------

                                    Page 38

Name, Date of Birth,                                                                        Number of Funds in
Position with the Fund and    Business Experience and Directorships                         the Fund Complex
Length of Time Served/1/      During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
S. Leland Dill                Trustee, Phoenix Zweig Series Trust (since September 1989),           66
3/28/30                       Phoenix Euclid Market Neutral Funds (since May 1998)
Director since 2002.          (registered investment companies); Retired (since 1986).
                              Formerly, Partner, KPMG Peat Marwick (June
                              1956-June 1986); Director, Vintners International
                              Company Inc. (wine vintner) (June 1989-May 1992),
                              Coutts (USA) International (January 1992-March
                              2000), Coutts Trust Holdings Ltd., Coutts Group
                              (private bank) (March 1991-March 1999); General
                              Partner, Pemco (investment company) (June
                              1979-June 1986).
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber              Nomura Professor of Finance, Leonard N. Stern School of               66
7/15/37                       Business, New York University (since September 1964);
Director since 2002.          Trustee, CREF (pension fund) (since January 2000); Director,
                              S.G. Cowen Mutual Funds (January 1985-January
                              2001), Japan Equity Fund, Inc. (since January
                              1992), Thai Capital Fund, Inc. (since January
                              2000) and Singapore Fund, Inc. (since January
                              2000) (registered investment companies). Formerly,
                              Trustee, TIAA (pension fund) (January 1996-January
                              2000).
----------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (January 1997 to present); Director,          66
5/27/37                       Soundview Technology Group Inc. (investment banking) (July
Director since 1998.          1998 to present), Corvis Corporation2 (optical networking
                              equipment) (July 2000 to present), Brown
                              Investment Advisory & Trust Company (investment
                              advisor) (February 2001 to present), The Nevis
                              Fund (registered investment company) (July 1999 to
                              present), and ISI Family of Funds (registered
                              investment companies) (March 1998 to present).
                              Formerly, Director, Circon Corp.2 (medical
                              instruments) (November 1998-January 1999);
                              President and Chief Executive Officer, The
                              National Association of Securities Dealers, Inc.
                              and The NASDAQ Stock Market, Inc. (1987-1997);
                              Chief Operating Officer of Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1985-1987); General Partner, Alex. Brown & Sons
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1976-1985).
----------------------------------------------------------------------------------------------------------------
Richard J. Herring            Jacob Safra Professor of International Banking and                    66
2/18/46                       Professor, Finance Department, The Wharton School,
Director since 2002.          University of Pennsylvania (since July 1972); Director,
                              Lauder Institute of International Management
                              Studies (since July 2000); Co-Director, Wharton
                              Financial Institutions Center (since July 2000)
                              and Vice Dean and Director, Wharton Undergraduate
                              Division (July 1995-June 2000).
----------------------------------------------------------------------------------------------------------------
Graham E. Jones               Senior Vice President, BGK Realty, Inc. (commercial real              66
1/31/33                       estate) (since 1995); Trustee, 8 open-end mutual funds
Director since 2002.          managed by Weiss, Peck & Greer (since 1985) and Trustee of
                              18 open-end mutual funds managed by Sun Capital Advisers,
                              Inc. (since 1998).
----------------------------------------------------------------------------------------------------------------

                                    Page 39

Name, Date of Birth,                                                                        Number of Funds in
Position with the Fund and    Business Experience and Directorships                         the Fund Complex
Length of Time Served/1/      During the Past 5 Years                                       Overseen
----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew Charitable             66
4/10/51                       Trusts (charitable foundation) (1994 to present); Executive
Director since 1995.          Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).
                              Formerly, Executive Director, The Pew Charitable
                              Trusts (1988-1994); Director, ISI Family of Funds
                              (registered investment companies) (1997-1999) and
                              Director, The Glenmede Trust Company (investment
                              trust and wealth management) (1994-2002).
----------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.          Principal, Philip Saunders Associates (Economic and                   66
10/11/35                      Financial Consulting) (since November 1988). Formerly,
Director since 2002.          Director, Financial Industry Consulting, Wolf & Company
                              (consulting)(1987-1988); President, John Hancock Home
                              Mortgage Corporation (1984-1986); Senior Vice President of
                              Treasury and Financial Services, John Hancock Mutual Life
                              Insurance Company, Inc. (1982-1986).
----------------------------------------------------------------------------------------------------------------
William N. Searcy             Pension & Savings Trust Officer, Sprint Corporation2                  66
9/03/46                       (telecommunications) (since November 1989); Trustee of 22
Director since 2002.          open-end mutual funds managed by Sun Capital Advisers, Inc.
                              (since October 1998).
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc. (consulting           69
1/29/40                       firm) (May 1982 to present). Formerly, President and
Director since 1999.          Trustee, Trust for Investment Managers (registered
                              investment company) (April 1999-June 2002);
                              President, Investment Company Administration,
                              L.L.C. (January 1992*-July 2001); President,
                              Treasurer and Director, First Fund Distributors,
                              Inc. (June 1990-January 2002); Vice President,
                              Professionally Managed Portfolios (May
                              1991-January 2002) and Advisors Series Trust
                              (October 1996-January 2002) (registered investment
                              companies); President, Guinness Flight Investment
                              Funds, Inc. (registered investment company) (June
                              1994-November 1998). * Inception date of the
                              corporation which was the predecessor to the
                              L.L.C.
----------------------------------------------------------------------------------------------------------------

                                    Page 40

Interested Director
Name, Date of Birth,         Business Experience and Directorships                         Number of Funds in
Position with the Fund and   During the Past 5 Years                                       the Fund Complex
Length of Time Served/1/                                                                   Overseen
---------------------------------------------------------------------------------------------------------------
Richard T. Hale/3/           Managing Director, Deutsche Investment Management Americas            200
7/17/45                      Inc. (2003 to present); Managing Director, Deutsche Bank
Chairman since 2002 and      Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.)
Director since 1994.         and Deutsche Asset Management (1999 to present); Director
                             and President, Investment Company Capital Corp.
                             (registered investment advisor) (1996 to present);
                             Director, Deutsche Global Funds, Ltd. (2000 to
                             present), CABEI Fund (2000 to present), North
                             American Income Fund (2000 to present) (registered
                             investment companies); Director, Scudder Global
                             Opportunities Fund (since 2003); Director/Officer
                             Deutsche/Scudder Mutual Funds (various dates);
                             President, Montgomery Street Securities, Inc. (2002
                             to present) (registered investment companies); Vice
                             President, Deutsche Asset Management, Inc. (2000 to
                             present); formerly, Director, ISI Family of Funds
                             (registered investment companies; 4 funds overseen)
                             (1992-1999).
---------------------------------------------------------------------------------------------------------------

Officers

Name, Date of Birth,
Position with the Fund and   Business Experience and Directorships
Length of Time Served/1/     During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
Richard T. Hale              See information provided under Interested Director.
President since 2003.
---------------------------------------------------------------------------------------------------------------
Kenneth Murphy/4/            Vice President, Deutsche Asset Management (September 2000-present); Vice
10/13/63                     President, Scudder Distributors, Inc. (December 2002-present); Formerly,
Vice President and           Director, John Hancock Signature Services (1992-2000); Senior Manager,
Anti-Money Laundering        Prudential Mutual Fund Services (1987-1992).
Compliance Officer since
2002.
---------------------------------------------------------------------------------------------------------------
Charles A. Rizzo/4/          Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice
8/5/57                       President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank
Treasurer since 1999.        Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998).
---------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002-present) and Director,
3/27/54                      Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset
Secretary since 1999.        Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche
                             Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
                             Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------
Caroline Pearson             Managing Director, Deutsche Asset Management (2001 - present)
4/1/62
Assistant Secretary since
2002
---------------------------------------------------------------------------------------------------------------
Salvatore Schiavone          Director, Deutsche Asset Management (2003)
11/03/65
Assistant Secretary since
2003
---------------------------------------------------------------------------------------------------------------

                                    Page 41

Name, Date of Birth,
Position with the Fund and   Business Experience and Directorships
Length of Time Served/1/     During the Past 5 Years
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Lucinda Stebbins             Director, Deutsche Asset Management (2003)
11/19/45
Assistant Secretary since
2003
---------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo    Director, Deutshce Asset Management (2003)
1/25/57
Assistant Secretary since
2003
---------------------------------------------------------------------------------------------------------------
Bruce A Rosenblum            Director, Deutsche Asset Management (2002-present)
9/14/60
Assistant Secretary since
2002
---------------------------------------------------------------------------------------------------------------

1     Unless  otherwise  indicated,  the mailing  address of each  Director and
      Officer with  respect to fund  operations  is One South Street, Baltimore,
      MD 21202.

2     A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3     Mr. Hale is a Director who is an "interested person" within the meaning of
      Section 2(a)(19) of the Investment Company Act. Mr. Hale is President of
      Investment Company Capital Corp. and a Managing Director of Deutsche Asset
      Management, the US asset management unit of Deutsche Bank and its affiliates.

4     Address: Two International Place, Boston, Massachusetts.

Messrs. Hirsch, Rizzo, Murphy, Schiavone, Rosenblum and Ms. Pearson, Stebbins
and D'Eramo also hold similar positions for other investment companies for which
ICCC or an affiliate serves as the investment advisor.

Director Ownership in the Fund

--------------------------------------- --------------------------------- ------------------------------------------
                                                                            Aggregate Dollar Range of Ownership as
                                                                              of December 31, 2002 in all Funds
                                           Dollar Range of Beneficial      Overseen or by Director in the Family of
               Director                      Ownership in the Fund/1/                Investment Companies
--------------------------------------- --------------------------------- ------------------------------------------
Non-Interested Directors
--------------------------------------- --------------------------------- ------------------------------------------
Richard R. Burt*                        $10,001-$50,000                   Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
S. Leland Dill                          None                              Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
Martin J. Gruber                        None                              $10,001-$50,000
--------------------------------------- --------------------------------- ------------------------------------------
Joseph R. Hardiman*                     $10,001-$50,000                   Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
Richard J. Herring                      None                              Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
Graham E. Jones                         None                              Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------

                                    Page 42

--------------------------------------- --------------------------------- ------------------------------------------
                                                                            Aggregate Dollar Range of Ownership as
                                                                              of December 31, 2002 in all Funds
                                           Dollar Range of Beneficial      Overseen or by Director in the Family of
               Director                      Ownership in the Fund/1/                Investment Companies
--------------------------------------- --------------------------------- ------------------------------------------
--------------------------------------- --------------------------------- ------------------------------------------
Rebecca W. Rimel*                       None                              Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
Philip Saunders, Jr.                    $10,001-$50,000                   $50,001-100,000
--------------------------------------- --------------------------------- ------------------------------------------
William N. Searcy                       None                              $10,001-$50,000
--------------------------------------- --------------------------------- ------------------------------------------
Robert H. Wadsworth*                    None                              Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------

Interested Director
--------------------------------------- --------------------------------- ------------------------------------------
Richard T. Hale                         Over $100,000                     Over $100,000
--------------------------------------- --------------------------------- ------------------------------------------
-----------
*  The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan.
   The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

1. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000,
   $10,001-$50,000, $50,001-$100,000, over $100,000.

As of July 8, 2003, Directors and Officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.

Ownership in Securities of the Advisors and Related Companies

         As reported to the Fund, the information in the following table reflects ownership by the Non-Interested Directors and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Director                    Owner and          Company        Title of   Value of          Percent of
                                Relationship to                   Class      Securities on     Class on an
                                Director                                     an Aggregate      Aggregate Basis
                                                                             Basis
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Richard R. Burt                                None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Joseph R. Hardiman                             None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Rebecca W. Rimel                               None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------

                                    Page 43

    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Director                    Owner and          Company        Title of   Value of          Percent of
                                Relationship to                   Class      Securities on     Class on an
                                Director                                     an Aggregate      Aggregate Basis
                                                                             Basis
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Robert H. Wadsworth                            None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    S. Leland Dill None

    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Martin J. Gruber                               None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Richard Herring                                None

    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Graham E. Jones                                None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    Philip Saunders, Jr.                           None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------
    William N. Searcy                              None
    --------------------------- ------------------ -------------- ---------- ----------------- ----------------

Remuneration. Officers of the Fund receive no direct remuneration from the Fund.
Officers and Directors of the Fund who are officers or directors of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Non-Interested Director of the Fund receives an aggregate annual fee, plus a fee for each Board and Committee meeting attended
(plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the
Fund Complex's Audit and Compliance Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from the Fund Complex during the calendar year 2002.

Name of Director                   Compensation from Scudder    Pension or Retirement    Total Compensation Paid to
                                     Flag Investors Equity       Benefits Accrued as       Directors from the Fund
                                        Partners Fund(2)        Part of Fund Expenses     and the Fund Complex(3,4)
Richard R. Burt                               $1,461                        $0                     $124,500
S. Leland Dill                                  $420                        $0                     $102,250
Martin J. Gruber                                $403                        $0                     $109,000
Richard T. Hale                                   $0                        $0                           $0
Joseph R. Hardiman                            $1,477                        $0                      $96,000
Richard Herring                                 $403                        $0                      $99,750
Graham E. Jones                                 $403                        $0                      $80,500
Louis E. Levy(1)                              $1,234                        $0                    $151,346(5)
Eugene J. McDonald(1)                         $1,234                        $0                      $35,000
Rebecca W. Rimel                              $1,461                        $0                      $96,000
Philip Saunders, Jr.                            $403                        $0                      $99,750
William N. Searcy                               $403                        $0                      $83,500
Truman T. Semans(1)                               $0                        $0                           $0
Robert H. Wadsworth                           $1,461                        $0                     $126,000
Carl W. Vogt(1)                               $1,058                        $0                    $153,846(5)

                                    Page 44

1    No longer Directors as of July 30, 2002.

2    Of the amounts payable from the Fund to Messrs Burt, Levy, McDonald,
     Saunders, Vogt, Wadsworth and Ms. Rimel $1,058, $1,234, $1,234, $132,
     $1,058, $1,058 and $1,461 respectively, was deferred pursuant to a deferred compensation plan.

3    During calendar year 2002, the total number of funds in the Fund Complex was 201. During calendar year 2002, the total number of funds overseen by each Director was 84 except for Messrs. Burt (86 funds), Gruber (85 funds),
     Hale (198 funds), Hardiman (82 funds), Levy (81 funds), McDonald (28 funds), Semans (28 funds), Vogt (81 funds) and Wadsworth (87 funds).

4    Of the amounts payable from the Fund and the Fund Complex to Messrs. Burt,
     Hardiman, Levy, McDonald, Saunders, Vogt, Wadsworth and Ms. Rimel $26,612,
     $50,148, $34,547, $34,547, $19,333, $29,612, $29,612 and $88,611
     respectively, was deferred pursuant to a deferred compensation plan.

5    Total compensation for Messrs. Levy and Vogt reflects amounts paid for numerous special meetings in connection with the proposed sale of Deutsche
     Investment Management Americas, Inc. (formerly Zurich Scudder Investments,
     Inc.), an affiliate of the Advisor, to Deutsche Bank AG. Such amounts totaled $7,000 each, and were borne by Deutsche Investment Management
     Americas, Inc.

Information Concerning Committees and Meetings of Directors

The Boards of Directors of the Fund met five times during the calendar year ended December 31, 2002 and each Director attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Directors on which such Director served.

Board Committee. The current Board of Directors was elected on July 30, 2002.
The Fund's Board currently has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S.
Leland Dill (Chairman) and all of the Non-Interested Directors. During the
fiscal year ended December 31, 2002, the Audit Committee met five times.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the Fund's portfolio in accordance with the Fund's Valuation Procedures. Messrs. Hale,
Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt,
Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two
Directors are required to constitute a quorum for meetings of the Valuation
Committee. The Valuation Committee met four times during the most recent calendar year.

                                    Page 45

Additional Committees: On February 25, 2003, the Board of Directors organized a
Nominating and Governance Committee as well as Fixed Income, Equity and
Operations Committees. The members of the Fixed Income Committee are Messrs.
Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs.
Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are
Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations
Committees periodically review the investment performance and operations of the
Fund. The members of the Nominating and Governance Committee are all of the
Fund's Non-Interested Directors.

Code of Ethics

         The Fund, the Advisor, the Subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940
Act. Board members, officers of the Fund and employees of the Advisor,
Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Subadvisor's Codes of Ethics
contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's and Subadvisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's and Subadvisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Company Capital Corp. ('ICCC'), the investment advisor, is an indirect wholly owned subsidiary of Deutsche Bank AG. Alex Brown Investment
Management ('ABIM'), the Fund's Subadvisor, is a limited partnership owned by J.
Dorsey Brown and Buppert, Behrens & Owen, Inc. ('BB & O'), a company organized by three principals of ABIM. ICCC also serves as investment advisor and ABIM also serves as subadvisor to other funds in the Scudder Investments family of funds.

         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to
ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to the policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities.
These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless

                                    Page 46

disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

         As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million,
0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, based on the
Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of the next
$150 million, and 0.40% of the amount in excess of $200 million. Prior to
September 1, 2000, ABIM was entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and
0.50% of the amount in excess of $200 million. This fee was calculated daily and payable monthly.

         Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by
ICCC to ABIM for the last three fiscal years were as follows:

                                Year Ended May 31,
                    -------------------------------------------
Fees Paid To:       2003         2002           2001
------------------- ------------ -------------- ---------------
ICCC                $2,133,316   $2,733,729     $2,893,540
ABIM                $1,307,302   $1,650,626     $1,810,876

Proxy Voting. Pursuant to the Sub-Advisory Agreement, ABIM has the authority to vote proxies relating to portfolio securities. A copy of ABIM's proxy voting policies and procedures has been filed as additional information to the Fund's registration statement.

         Advisory Contract Approval

         Both the Investment Advisory Agreement and the Sub-Advisory Agreement
have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the
Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose (as defined under 'Capital Stock'). In approving the continuation of the Fund's investment Advisory Agreement and Sub-Advisory
Agreement, the Board, including the Independent Directors, carefully considered all relevant matters, including: (1) the nature and quality of services to be provided to the Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisors benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisors (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisors received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund.
After requesting and reviewing such information, as they deemed

                                    Page 47

necessary, the Board concluded that the continuance of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory
Agreement on sixty days' written notice without penalty. The Investment Advisory
Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         On March 26, 2002, New Advisory Agreements and New Sub-Advisory
Agreements (the `New Advisory Agreements') between the Fund, Deutsche Asset
Management, Inc. and Alex. Brown Investment Management, to be implemented within two years of the date of the Special Meeting of Shareholders were approved by a vote of the Fund's Board of Directors, including a majority of those Directors who were not parties to the New Advisory Agreements or "interested persons" of such parties and by shareholders at a special meeting held on July 30, 2002. The
New Advisory Agreements provide that the agreements are for an initial term of two years. Thereafter, the New Advisory Agreements will continue in effect with respect to the Fund only if such continuance is specifically approved annually by the Directors, including a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the
1940 Act) of such parties, or by a vote of a majority of the outstanding shares of the Fund. The New Advisory Agreements are terminable by a vote of the Board of Directors, or, with respect to a Series, by the holders of a majority of the outstanding shares of the affected Series, at any time without penalty on 60 days' written notice to the Advisor or Subadvisor. Termination of an Advisory
Agreement with respect to the Fund will not terminate or otherwise invalidate any provision of the Advisory Agreement between the Advisor and any other Fund.
The Advisor or Subadvisor may terminate the New Advisory Agreements at any time without penalty on 60 days' written notice to the Fund. The New Advisory
Agreements terminate automatically in the event of its assignment (as such term is defined in the 1940 Act). The New Advisory Agreements have not yet been approved for implementation.

         In reaching the conclusion to approve the New Advisory Agreements, the
Board obtained such information as they deemed reasonably necessary to approve
Deutsche Asset Management, Inc. (`DeAM, Inc.') as investment advisor to the
Fund, and ABIM as subadvisor to the Fund. In approving the New Advisory
Agreements, the Independent Directors considered numerous factors, including, among other things the (i) standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Series. Based on factors detailed above, and others, the Board determined that the New Advisory
Agreements are fair and reasonable and in the best interest of each Series and its shareholders.

Transfer Agent

         Scudder Investments Service Company ("SISC"), an affiliate of the
Advisor, serves as the Fund's transfer agent and dividend disbursing agent pursuant to a transfer agency agreement. Under its transfer agency agreement with the Fund, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. ICCC may be reimbursed by the Fund for its out-of-pocket expenses. Prior to December 16,
2002, ICCC served as the Fund's transfer agent. For the fiscal year ended May
31, 2003, the amount charged

                                    Page 48

to the Fund by ICCC and SISC for transfer agency services aggregated $56,910 and
$32,496 respectively.

         Pursuant to a sub-transfer agency agreement between SISC and DST
Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Accounting

         ICCC provides certain accounting services to the Fund under a Master
Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                             Incremental Fee

0 - $10,000,000                                      $13,000 (fixed fee)
$10,000,000 - $20,000,000                            0.100%
$20,000,000 - $30,000,000                            0.080%
$30,000,000 - $40,000,000                            0.060%
$40,000,000 - $50,000,000                            0.050%
$50,000,000 - $60,000,000                            0.040%
$60,000,000 - $70,000,000                            0.030%
$70,000,000 - $100,000,000                           0.020%
$100,000,000 - $500,000,000                          0.015%
$500,000,000 - $1,000,000,000                        0.005%
over $1,000,000,000                                  0.001%

         For the fiscal year ended May 31, 2003, ICCC received accounting fees of $81,553.

         The Fund reimburses ICCC for certain out-of-pocket expenses incurred in connection with ICCC's services under the Master Services Agreement, including express delivery service, independent pricing and storage.

         At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the
Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street
Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.

Custodian

         On January 31, 2003, Deutsche Bank AG completed the sale of its Global
Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe,
Asia and the Americas. The Board of Directors/Trustees of the Fund approved changing the custodian to State Street Bank and Trust Company ("State Street")
at Board meetings held on February 24, 2003 and March 27, 2003.

         Effective July 18, 2003, State Street is the Fund's custodian. State
Street is located at One Heritage Drive, JPB/2N, North Quincy, MA 02171. As
custodian, State Street will hold the Fund's assets. Prior to July 18, 2003,
Deutsche Bank Trust Company Americas (formerly,

                                    Page 49

Bankers Trust Company) 100 Plaza One, Jersey City, New Jersey, 07311, served as custodian for the Fund pursuant to a custodian agreement.

Independent Accountants and Counsel

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts,
acts as independent accountants to the Fund.

         Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019,
serves as counsel to the Fund.

                           DISTRIBUTION OF FUND SHARES

         Scudder Distributors, Inc. (`SDI' or the `Distributor'), an affiliate of the Advisor, serves as the distributor of each class of the Fund's shares pursuant to a Distribution Agreement. The terms and conditions of the
Distribution Agreement are exactly the same as the Distribution Agreement with
ICC Distributors, Inc., the distributor of the Fund prior to August 19, 2002.
SDI enters into Selling Group Agreements with certain broker-dealers (each a
`Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement will remain in effect. These
Selling Group Agreements may be terminated by their terms or by the terms of the
Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of
Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL
60606.

         The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in the
Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of
Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of
Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution
Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of
Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the
Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days'
written notice by the Fund, without penalty, by the vote of a majority of the
Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one

                                    Page 50

year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Non-Interested Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Non-Interested
Directors in person at a meeting called for the purpose of voting on such approval.

         SDI and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the
Fund's Non-Interested Directors or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Class A, B and C Shares Only. With respect to the Class A, Class B and Class C shares of the Fund, these classes may enter into Shareholder Servicing
Agreements with certain financial institutions to act as Shareholder Service
Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing
Agreements pursuant to which the Advisor, the Distributor or their affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service
Agent or in other capacities for investment companies. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder
Servicing Agents in connection with the Shareholder Servicing Agreements, the
Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the
Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution services as described above for Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to
Participating Dealers and Shareholder Service Agents. As compensation for providing distribution services as described above for Class B and C Shares, the
Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets (see the
Prospectuses).

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                                    Page 51

                                                                         Fiscal Year Ended May 31,
------------------------------------------------------ ---------------------------------------------------------------
Fee                                                                 2003*                   2002*                2001
------------------------------------------------------ ------------------- ----------------------- -------------------
Class A 12b-1 Distribution Fee                                   $367,384                $495,173            $520,556
------------------------------------------------------ ------------------- ----------------------- -------------------
Class B 12b-1 Distribution and Shareholder Servicing
Fee                                                             $ 254,518                $382,222            $414,747
------------------------------------------------------ ------------------- ----------------------- -------------------
Class C 12b-1 Distribution and Shareholder Servicing
Fee                                                               $47,327                 $67,771             $65,739
------------------------------------------------------ ------------------- ----------------------- -------------------

* From June 1, 2001 to August 19, 2002, ICC Distributors, Inc. served as the
Fund's distributor and received distribution and shareholder servicing fees during that period.

         Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders.
The Fund has adopted a Plan of Distribution for each class of Shares (except the
Institutional Class) (the `Plans'). Under each Plan, the Fund pays a fee to the
Distributor for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents.
The Plans remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors, who have not direct or indirect financial interest in such Plans, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination each year. The Plans may not be amended to increase materially the fee to be paid pursuant to the
Distribution Agreement without the approval of the shareholders of the Fund. The
Plans may be terminated at any time by the vote of a majority of the Fund's
Non-Interested Directors or by a vote of a majority of the Fund's outstanding
Shares (as defined under `Capital Stock').

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the
Distribution Agreement and to Participating Dealers pursuant to any
Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the
Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and
Shareholder Service Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A
Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than
0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor.
The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such
Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the last three fiscal

                                    Page 52

years the Fund's distributor paid the distribution-related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         The Fund's distributor received commissions on the sale of Class A
Shares and contingent deferred sales charges on Class B and C Shares and retained from such commissions and sales charges the following amounts:

                                             Fiscal Year Ended May 31,
------------------------------------------------------------------------------------
                                 2003*               2002*               2001
                                 -----               -----               ----
Class                     Received  Retained  Received  Retained  Received  Retained
-----                     --------  --------  --------  --------  --------  --------

Class A Commissions         $3,551     $0     $130,179     $0      $76,318     $0

Class B Contingent

Deferred Sales Charge      $58,148     $0     $129,119     $0     $148,577     $0

Class C Contingent

Deferred Sales Charge         $592     $0         $384     $0       $5,865     $0

*    From June 1, 2001 to August 19, 2002, ICC Distributors, Inc. served as the
     Fund's distributor and received the commissions and sales charges during that period.

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as
described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions
(including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the
Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders;
fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund;
membership dues of industry associations; interest payable on Fund borrowings;
postage; insurance premiums on property or personnel (including officers and
Directors) of the Fund which inure to its benefit; extraordinary expenses
(including, but not limited to, legal claims and liabilities and litigation

                                    Page 53

costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by SDI, ICCC or
ABIM.

                                 CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund is authorized to issue shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one series and the Board has designated four classes of Shares: Class A Shares, Class B Shares, Class C
Shares and Institutional Class Shares. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than
12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the
Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each
Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the Fund's knowledge, the following persons held beneficially or of record 5% or more of the outstanding Shares of a class of the Fund, as of
July 8, 2003:

                                    Page 54

                                          Owned of    Beneficially
                 Name and Address          Record        Owned         Percentage of Ownership
                 ----------------         --------    ------------     -----------------------

Pershing LLC                                 X                         49.42% of Class A shares
PO Box 2052
Jersey City, NJ 07303

First Clearing Corp                          X                         15.28% of Class A Shares
A/C 32507364

4826 Malpas Ln
Jacksonville, FL 32210

Pershing LLC                                 X                         29.84% of Class B Shares
PO Box 2052
Jersey City, NJ 07303

NFSC FEBO # 04J-082805                                    X            8.36% of Class B Shares
731 Pirate's Way
Manteo, NC 27954

Citigroup Global Markets Inc.                X                         7.18% of Class B Shares
333 West 34th Street - 3rd Floor
New York, NY 10001

Pershing LLC                                 X                         65.45% of Class C Shares
PO Box 2052
Jersey City, NJ 07303

NFSC FEBO# B7B-587524                                     X            13.53% of Class C Shares
428 Medford St.
Malden, MA 02148

Pershing LLC                                 X                         57.80% of Institutional Class
PO Box 2052                                                            Shares
Jersey City, NJ 07303

First Union National Bankers Trust                        X            9.14% of Institutional Class
FBO Baltimore Bricklayers-Alex                                         Shares
A/C 7028292564 CMG NC 1151
1525 W WT Harris Blvd
Charlotte, NC  28252

Mercantile Safe Deposit & Trust                           X            8.05% of Institutional Class
The Maryland Institute                                                 Shares
766 Old Hammonds Ferry Rd
Linthicum, MD 21090

Deutsche Bank Securities Inc.                             X            6.74% of Institutional Class
FBO 201-32891-17                                                       Shares
PO Box 1346
Baltimore, MD 21203-1346

William S. Hodgetts TR                       X                         5.86% of Institutional Class
Garrison Forest School Inc.                                            Shares
300 Garrison Forest Road
Owings Mills, MD  21117-4007

                                    Page 55

                              FINANCIAL STATEMENTS

         The audited financial statements for the Fund for the year ended
May 31, 2003 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers
LLP.

         A copy of the Fund's Annual or Semi-Annual Report may be obtained without charge by contacting the Service Center at 1-800-621-1048.

                                    Page 56

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S & P is regarded by S & P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated
A-1+ are those with 'extremely strong' safety characteristics. Those rated A-1 reflect a `strong' degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - May be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - In default. Used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S &
P believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      A-1

Moody's Bond Ratings

Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as `gilt edged.' Interest payments are protected by a large or exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as `high-grade' bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca - Speculative in a high degree. Often in default or have other marked shortcomings.

C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

                                      A-2

PART C.	OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Registrant’s Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 95-000433) on September 22, 1995.

(a)(2)	Registrant’s Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 96-001012) on September 26, 1996.

(a)(3)	Registrant’s Articles Supplementary dated June 17, 1997, incorporated by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 98-001595) on July 31, 1998.

(a)(4)	Registrant’s Articles Supplementary dated September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(a)(5)	Rgistrant’s Articles of Amendment to Articles of Incorporation dated May 16, 2003, as filed with the Maryland Department of Assessment and Taxation, filed herewith.

(b)(1)	By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(b)(2)	By-Laws, as amended through February 12, 2001, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(b)(3)	By-Laws, as amended through August 19, 2002, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(b)(4)	Amendment to the By-Laws dated December 18, 2002, filed herewith.

(c)	Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibits (1)(a) and 2 to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116- 95-000433 and 950116- 97-001816) on September 22, 1995 and October 1, 1997.

(d)(1)	Investment Advisory Agreement between Registrant and Investment Company Capital Corp., dated June 4, 1999, incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(d)(2)	Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(d)(3)	Amendment to Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management dated May 1, 2002, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(e)(1)	Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by Reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 95011698-001595) on July 31, 1998.

(e)(2)	Distribution Agreement between Registrant and Scudder Distributors, Inc. dated August 19, 2002, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(f)	Not Applicable.

(g)(1)	Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001595) on July 31, 1998.

(g)(2)	Custodian Agreement dated April 1, 2003, between Registrant and State Street Bank and Trust Company, filed herewith.

(h)(1)	Master Services Agreement between Registrant and Investment Company Capital Corp., dated September 1, 2000 as amended through September 3, 2002, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(h)(2)	Fund Accounting Agreement dated June 3, 2002, between Investment Company Capital Corp. and Scudder Fund Accounting Corporation, filed herewith.

(h)(3)	Form of Sub-Administration Agreement and Sub-Fund Accounting Agreeemnt dated April 1, 2003, between Investment Company Capital Corp., Scudder Fund Accounting Corporation and State Street Bank and Trust Company, filed herewith.

(h)(4)	Form of Transfer Agency Agreement dated December 16, 2002, between the Registrant and Scudder Investments Service Company, filed herewith.

(h)(5)	Agency Agreement dated January 15, 2003, between Scudder Investments Service Company and State Street Bank and Trust Company, filed herewith.

(i)	Opinion of Counsel, filed herewith.

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)	Not Applicable.

(l)	Subscription Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

(m)(1)	Distribution Plan with respect to Flag Investors Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

(m)(2)	Distribution Plan with respect to Flag Investors Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-01816) on October 1, 1997.

(m)(3)	Distribution Plan with respect to Flag Investors Class C Shares, incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(n)(1)	Registrant’s 18f-3 Plan, with exhibits through September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(n)(2)	Registrant’s Amended 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-96832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2001.

(n)(3)	Registrant’s Amended Rule 18f-3 Plan, filed herewith.

(p)(1)	Flag Investors Funds Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (Registration No. 33-96832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2001.

(p)(2)	Consolidated Deutsche Asset Management, Inc. Code of Ethics filed herewith.

(p)(3)	Alex. Brown Investment Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on September 30, 2002.

(q)(1)	Powers of Attorney, filed herewith.

(2)	Alex. Brown Investment Mangement’s Proxy Voting Policies and Procedures, filed herewith.

Item 24.	Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 25.	Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant’s By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26.	Business and Other Connections of the Investment Advisor.

All of the information required by this item is set forth in the Form ADV, as amended, of Investment Company Capital Corp The following sections of each such Form ADV are incorporated herein by reference:

Items 1, 2 and 6 of Part II.

Item 27.	Principal Underwriters

(a)	Scudder Distributors, Inc. (“SDI”) acts as principal underwriter of the Registrant’s shares.

(b)	Information on the officers and directors of SDI, principal underwriter for the Registrant is set forth below. SDI’s principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

(1) Name and Principal Business Address	(2) Position and Offices with Distributor	(3) Positions and Offices with Registrant

Thomas F. Eggers 345 Park Avenue New York, NY 10154	Chairman and Director

Jonathan R. Baum 345 Park Avenue New York, NY 10154	Chief Executive Officer, President and Director

Scott B. David Two International Place Boston, MA 02110-4103	Vice President and Director

John W. Edwards, Jr. 60 Wall Street New York, NY 10005-2858	Chief Financial Officer and Treasurer

(1) Name and Principal Business Address	(2) Position and Offices with Distributor	(3) Positions and Offices with Registrant
Caroline Pearson Two International Place Boston, MA 02110-4103	Secretary	Assistant Secretary

Linda J. Wondrack Two International Place Boston, MA 02110-4103	Vice President and Chief Compliance Officer

C. Perry Moore 222 South Riverside Plaza Chicago, IL 60606	Chief Operating Officer and Vice President

David Edlin 222 South Riverside Plaza Chicago, IL 60606	Vice President

M. Patrick Donovan Two International Place Boston, MA 02110-4103	Vice President

Robert Froelich 222 South Riverside Plaza Chicago, IL 60606	Vice President

Michael L. Gallagher 222 South Riverside Plaza Chicago, IL 60606	Vice President

Kenneth P. Murphy Two International Place Boston, MA 02110	Vice President	Vice President and Anti-Money Laundering Compliance Officer

Philip J. Collora 222 South Riverside Plaza Chicago, IL 60606	Assistant Secretary

(c) None

Item 28.	Location of Accounts and Records

Scudder Flag Investors Equity Partners Fund, Inc. (Registrant)	Deutsche Asset Management One South Street Baltimore, MD 21202

Investment Company Capital Corp. (Advisor)	One South Street Baltimore, MD 21202

Alex. Brown Investment Management (Subadvisor)	One South Street Baltimore, MD 21202

Scudder Investments Service Company (Transfer Agent)	222 South Riverside Plaza Chicago, IL 60606

Scudder Fund Accounting Corp. (Fund Accounting Agent)	345 Park Avenue New York, NY 10154

State Street Bank & Trust Company (Sub-Administrator/ Accounting Agent and Custodian)	One Heritage Drive – JPB/2N North Quincy, MA 02171

Scudder Distributors, Inc. (Distributor)	222 South Riverside Plaza Chicago, IL 60606

DST Systems, Inc. (Sub-Transfer Agent)	333 West 11th Street, 5th Floor Kansas City, MO 64105

Item 29.	Management Services.

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund’s last three fiscal years.

Not Applicable.

Item 30.	Undertakings.

Not Applicable.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, in the State of Maryland, on the 31st day of July, 2003.

SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.

By:	/s/ BRUCE A. ROSENBLUM
Bruce A. Rosenblum Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

NAME		TITLE	DATE
By:	/s/ BRUCE A. ROSENBLUM Bruce A. Rosenblum	Assistant Secretary (Attorney-in-Fact for the persons listed below)	July 31, 2003

	/s/ RICHARD T. HALE* Richard T. Hale	Chairman and President (Chief Executive Officer)

	/s/ CHARLES A. RIZZO* Charles A. Rizzo	Treasurer (Principal Financial and Accounting Officer)

	/s/ RICHARD R. BURT* Richard R. Burt	Director

	/s/ S. LELAND DILL* S. Leland Dill	Director

	/s/ MARTIN J. GRUBER* Martin J. Gruber	Director

	/s/ JOSEPH R. HARDIMAN* Joseph R. Hardiman	Director

	/s/ RICHARD J. HERRING* Richard J. Herring	Director

10

/s/ GRAHAM E. JONES* Graham E. Jones	Director

/s/ PHILIP SAUNDERS, JR.* Philip Saunders, Jr.	Director

/s/ REBECCA W. RIMEL* Rebecca W. Rimel	Director

/s/ WILLIAM N. SEARCY* William N. Searcy	Director

/s/ ROBERT H. WADSWORTH* Robert H. Wadsworth	Director

*By Power of Attorney, filed herewith.